IMPORTANT
                                    ---------

                      PLEASE READ CAREFULLY BEFORE SIGNING,
                SIGNIFICANT REPRESENTATIONS ARE CALLED FOR HEREIN

                             SUBSCRIPTION AGREEMENT

     Subject  to  the  terms  and  conditions   hereof,   the  undersigned  (the
"Subscriber") hereby subscribes to purchase from Preferred Voice, Inc., a Delaware corporation (the "Company"), _____ units ("Units") consisting of one share (the "Shares") of the Company $.001 par value common stock (the "Common Stock") and a warrant to purchase one-half of a share of Common Stock at an exercise price of $_______ pursuant to the terms of a Warrant Agreement attached hereto as Exhibit B (the "Warrant"), at a purchase price of $_____ in connection with the Company's offering (the "Offering") of Units to a number of investors (the Subscriber and the other investors are collectively referred to herein as the "Subscribers") who execute a Subscription Agreement substantially similar to this Subscription Agreement (the "Agreement"). The Shares of Common Stock purchased by the Subscribers in this Offering, not including any shares (the "Warrant Shares") issuable upon exercise of the Warrants issued in this Offering or the Warrants, are hereinafter collectively referred to as the "Securities." A wire transfer to the Company's account in the amount of $ ___________ for the Units has been made in connection herewith.

     1. General Representations. The Subscriber acknowledges and represents as follows:

          (a) The Subscriber has been given full access to information regarding the Company (including the opportunity to meet with, to ask questions of and receive satisfactory answers from the Company officers and directors, or other persons acting on the Company's behalf, and to review all material books and records, material contracts and documents that Subscriber may have requested, concerning the business and financial condition, properties, operations and prospects of the Company) and has utilized such access for the purpose of obtaining all information the Subscriber deems necessary for purposes of making an informed investment decision. The Subscriber currently owns other securities issued by the Company.

          (b) The Subscriber understands that the purchase of the Units is a highly speculative investment and involves a high degree of risk, that the Company may need additional financing in the future, and that the Company makes no assurances whatever concerning the present or prospective value of the Units;

          (c) The Subscriber has obtained, to the extent he or she deems necessary, personal professional advice with respect to the risks inherent in the purchase of the Units and the suitability of such investment in light of the Subscriber's personal financial condition and investment needs. Unless the Subscriber has otherwise advised the Company in writing, the Subscriber did not

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               employ the services of a purchaser representative,  as defined in
               Regulation  D,   promulgated   by  the  Securities  and  Exchange
               Commission (the "SEC"), in connection with this investment;

          (d) The Subscriber has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of a prospective purchase of the Units; is experienced in making investments that involve a high degree of risk, and is sophisticated in making investment decisions; and believes that he or she is able to bear the economic risk of the purchase of the Units, including the total loss of such investment; and

          (e) The Subscriber realizes that (i) the purchase of the Units is a long-term investment, (ii) the purchaser of the Units must bear the economic risk of the investment for an indefinite period of time because the issuance of the Units has not been registered under the Securities Act of 1933, as amended, (the "Act"), or applicable state laws or laws of other countries and, therefore, the Shares, the Warrants and the Warrant Shares cannot be sold or otherwise transferred unless such sale or resale is subsequently registered under the Act and such other laws or exemptions from such registration are available, and (iii) the transferability of the Shares, the Warrants, and the Warrant Shares is restricted and (A) requires conformity with the restrictions contained in
               Section 2 below, and (B) will be further restricted by a legend placed on the certificate(s) representing the Shares and the Warrant Shares and on the Warrants stating that the issuance of the Shares, the Warrants, and the Warrant Shares have not been registered under the Act and applicable state laws and referencing the restrictions on transferability of the Shares, the Warrants, and the Warrant Shares.

          (f) The Subscriber acknowledges and understands that the Company files annual, quarterly and special reports and other information with the SEC that may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Public Reference Section, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 upon payment of the prescribed fees and also may be accessed at the address of the SEC's web site, http://www.sec.gov.

          (g) The Subscriber is an accredited investor, as set forth on Exhibit A hereto.


     Subscriber recognizes that the offer and sale of Units pursuant to the Offering is based upon representations and warranties contained herein, and the Subscriber agrees to indemnify the Company and to hold it harmless against any liabilities, costs or expenses (including reasonable attorneys' fees) arising by reason of or in connection with any misrepresentation or any breach of such representations or warranties by the Subscriber, or arising as a result of the sale or distribution of any of the Units by the Subscriber in violation of the Act or other applicable law.

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     Subscriber agrees that the foregoing  acknowledgments,  representations and covenants shall survive the Subscriber's purchase of the Units, as well as any investigation made by the party relying on the same or any acceptance or rejection of this subscription.

     2. No Registration Under the Securities Laws. The Subscriber has been advised that the issuance of the Units pursuant to the Offering is not being registered under the Act or state securities laws or securities laws of other nations pursuant to exemptions from the Act and such laws, and that the
Company's reliance upon such exemptions is predicated in part on the representations of the Subscriber contained herein. The Subscriber represents and warrants that the Units are being purchased for the Subscriber's own account and for investment without the intention of reselling or redistributing the same, that no agreement has been made with others regarding the Units and that the Subscriber's financial condition is such that it is not likely that it will be necessary to dispose of the Units in the foreseeable future. The Subscriber is aware that, in the view of the SEC and state authorities that administer state securities laws, a purchase of the Units with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market values, or any change in the condition of the Company or its business, or in connection with a contemplated liquidation or settlement of any loan obtained for the acquisition of the Units and for which the Units were pledged as security, would represent an intent inconsistent with the representations set forth above. The Subscriber further represents and agrees that, if contrary to the foregoing intentions there should ever be a desire to dispose of or transfer the Shares, the Warrants or the Warrant Shares in any manner, the Subscriber shall not do so without first obtaining (a) an opinion of counsel satisfactory to the Company that such proposed disposition or transfer lawfully may be made without registration pursuant to the Act and applicable securities laws of states and other nations or (b) such registrations (it being expressly understood that the Company shall not have any obligation to register the Shares for such purpose, except as provided in Section 3 hereof).

     3. Registration Rights.


        (a)  (i)    If,  at any time  within  two (2)  years of the date of this
                    Agreement,  the Company  proposes for any reason to register
                    any  of  its   securities   under  the  Act  other   than  a
                    registration on Form S-8 relating solely to employee stock option or purchase plans, on Form S-4 relating solely to an SEC Rule 145 transaction or on any other form that does not include substantially the same information as would be required to be included in a registration statement covering the public sale of the Shares, it shall each such time give written notice to the Subscriber of the Company's intention to register such securities, and, upon the written request, given within thirty (30) days after receipt of any such notice, of the Subscriber, to register the public sale of any of the Shares, the Company shall use its reasonable best efforts to include the Shares so requested by the Subscriber to be registered, under the Act, all to the extent requisite to permit the public sale or other disposition by the

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

                    Subscriber of such Shares so registered; provided, however, that the Shares as to which registration had been requested pursuant to this Section 3(a) need not be included in such registration if in the opinion of counsel for the Company the proposed transfer by the Subscriber may be effected without registration under the Act and any certificate evidencing the Shares need not bear any restrictive legend.

             (ii) In the event that any registration pursuant to this Section 3(a) shall be, in whole or in part, an underwritten offering of securities of the Company, then (x) any request pursuant to this Section 3(a) to register the Shares shall specify that such Shares are to be included in the underwriting on the same terms and conditions as the shares of the Company's capital stock otherwise being sold through underwriters under such registration, (y) if the managing underwriter of such offering determines that the number of shares to be offered by all selling stockholders must be reduced, then the Company shall have the right to reduce the number of Shares registered on behalf of the Subscriber, provided that the number of Shares to be registered on behalf of the Subscriber shall not be reduced to such an extent that the ratio of the Shares that the Subscriber is permitted to register to the total number of Shares the Subscriber owns is less than that ratio for any other selling stockholder, and (z) the Subscriber will be bound by the terms of the underwriting agreement and the conditions imposed by the underwriter on selling stockholders.

             (iii) If the Company elects to terminate any registration filed under this Section 3(a), the Company will have no obligation to register the Shares sought to be included by the Subscriber in such registration.

        (b)  (i)    Subject  to  the  limitations  contained  in  the  following paragraphs  of this Section 3(b), at any time within one (1)
                    year of the date of this  Agreement,  the  Subscribers of at least a majority  of the  Securities  may  request  that the
                    Company include such Securities in a registration  statement
                    (the  "Demand  Registration  Statement")  under  the Act for public  sale  (but  only  if the  aggregate  number  of such
                    Securities  to  be  included  in  the  Demand   Registration
                    Statement   is  more  than  fifty   percent   (50%)  of  the
                    Securities).  Within ten (10) days after the  receipt by the
                    Company of such  written  request  pursuant to this  Section
                    3(b)(i),  the  Company  shall  give  written  notice of such
                    registration   request   to  the  other   Subscribers.   The
                    registration rights set forth in this Section 3(b) and any comparable right granted by the Company shall be referred to hereinafter as "demand registration rights."

             (ii) Subject to the limitations contained in this Section 3(b), the Company will use its reasonable best efforts to cause to be included in the Demand Registration Statement the

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

                    Securities requested by the Subscribers pursuant to Section 3(b)(i) and the Subscribers who have received written notice under Section 3(b)(i) and have responded within fifteen (15) days after the date the Company gave notice to such Subscribers with a request by such Subscribers to include Securities in the Demand Registration Statement. The response referred to in this Section 3(b)(ii) shall specify the number of Securities to be registered, the intended method of disposition of the Securities and any other information reasonably requested by the Company in such notice; provided, however, that Securities need not be included in the Demand Registration Statement if in the opinion of counsel for the Company the proposed sale of such Securities may be effected without registration under the Act and any certificate evidencing the Securities need not bear any restrictive legend. The Company shall not be required to file a separate registration statement with respect to any Securities if such Securities are included in the registration statement on Form SB-2 filed by the Company with the SEC on March 8, 2001, by amendment, prior to the SEC declaring such registration statement effective.

             (iii) The Subscribers will be entitled to exercise their demand registration rights in accordance with Section 3(b) one time.

             (iv) A Demand Registration Statement may include other securities of the Company with respect to which registration rights have been granted, and may include securities of the Company being sold for the account of the Company; provided, however, that if the Company shall request inclusion in any registration pursuant to this Section 3(b) of the securities being sold for its own account, or if other persons with registration rights shall request or demand inclusion, as the case may be, in any registration undertaken pursuant to this Section 3(b), the Subscriber shall permit the inclusion of such securities in the Demand Registration Statement; provided, however, that the Subscriber may require the acceptance by the Company and persons with "piggy-back" registration rights of reasonable conditions (including, without limitation, if such offering is underwritten, that the Company or such persons agree in writing to enter into an underwriting agreement with usual and customary terms with the underwriter selected by the Subscribers). Notwithstanding any other provisions of this Section 3(b), if the representative of the underwriters advises the Subscribers in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of shares to be underwritten and included in the registration shall be allocated: (x) first, to the Subscribers and any other holders of "demand registration rights" requiring such registration, pro rata among such persons on the basis of the number of shares of Common Stock for which each such person has requested registration, (y) second, to the Company, and (z) third, to the other

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

                    stockholders requesting inclusion in the registration, pro rata among the respective stockholders thereof on the basis of the number of shares of Common Stock for which each such requesting stockholder has requested registration. If a person with "piggy-back" registration rights has requested inclusion in such registration as provided above and does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company or the underwriter. The securities so excluded shall also be withdrawn from registration.

        (c)  If a  Subscriber  requests  registration  pursuant to  the terms of
             Section  3(a)  or  3(b)  hereof,  the  Subscriber  agrees  to   the
             following:

             (i) In connection with a resale registration statement covering all or certain of the Shares, undersigned shall timely furnish such information regarding the undersigned and the distribution of those Shares sought to be registered and to take such other action as the Company may from time to time reasonably request in connection with such registration and shall promptly correct any information previously furnished if the inclusion of such information in the registration statement would be materially misleading. The Company may exclude from the registration statement any Subscriber that fails to comply timely with the provisions of the preceding sentence. Subscriber shall not effect the sale of securities under the registration statement until such Subscriber has received notice of the effectiveness of the registration statement and such Subscriber has received the then current prospectus and any supplements thereto.

             (ii) Upon receipt of notice from the Company of the occurrence of any event necessitating a prospectus supplement or post-effective amendment, Subscriber will forthwith discontinue disposition of all Shares sought to be registered following the effective date of a registration statement covering such Shares until such Subscriber receives copies of the prospectus supplement and/or post-effective amendment, or until such Subscriber is advised in writing by the Company that the use of the applicable prospectus may be resumed and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus or registration statement.

             (iii) Subscriber shall comply with the plan of distribution as set forth in the registration statement.

             (iv) All registration expenses of the Subscriber, as applicable, including registration and filing fees and printing expenses, incurred in connection with registrations requested pursuant to Sections 3(a) and 3(b) shall be borne

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

                    by the Company. All selling expenses of the Subscriber, including underwriting fees and commissions and expenses of counsel to the Subscriber, in connection with such registration shall be borne by the Subscriber incurring such expenses.

             (v) Any underwriter selected by the Subscribers shall be subject to the consent of the Company, which consent shall not be unreasonably withheld.

        (d) The Company will use its reasonable best efforts to cause any registration statement filed with the SEC pursuant to the terms of this Section 3 that has become effective to remain effective for up to nine (9) months.

        (e) The registration rights set forth in this Section 3 are rights granted only with respect to the Shares and not with respect to the Warrants and the Warrant Shares.

     4. State of Domicile. The Subscriber represents and warrants that the Subscriber is a bona fide resident of, and is domiciled in, the state or country so designated on the signature page hereto, and that the Units are being purchased solely for the beneficial interest of the Subscriber and not as nominee for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust, or organization.

     5. Obligation to Update. The information provided by the Subscriber is correct and complete as of the date hereof. The Subscriber is informed of the significance to the Company of the foregoing representations, and they are made with the intention that the Company will rely upon them. If there should be any adverse change in such information prior to the subscription being accepted, the Subscriber will immediately provide the Company with such information.

     6. Anti-dilution. All other provisions hereof notwithstanding, if at any time during the six-month period immediately following the date hereof, the Company issues (enters into a binding contract to issue) any shares (the "Additional Shares") of the Company's Common Stock or Common Stock equivalents including indebtedness convertible into Common Stock or preferred stock convertible into Common Stock, to any third party (a "Third Party"), for a price per share, which in the case of Common Stock equivalents shall be the applicable conversion ratio, that is less than the price per share designated in the opening paragraph of this Subscription Agreement (as adjusted for stock splits, stock dividends, recapitalizations and other adjustments to the Company's Common Stock as a whole) then, promptly after issuance of the Additional Shares, the Company shall issue to the Subscriber (without payment of additional consideration by the Subscriber) that number of additional shares of the Company's Common Stock equal to the difference between (a) the total consideration paid by the Subscriber pursuant hereto divided by the consideration per share paid by the Third Party and (b) the number of shares issued to the Subscriber pursuant hereto. This provision shall not apply to issuances pursuant to currently outstanding options, rights and/or warrants, and

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

shall not apply to issuances pursuant to bona fide stock option, stock grant and other employee benefit plans. This Section 6 shall survive for the entirety of the above-mentioned six-month period.

     7. Entity Representation. The Subscriber makes the following additional representations:


          (a) The Subscriber was not organized for the specific purpose of acquiring the Units; and

          (b) This Agreement has been duly authorized by all necessary actions of the Board of Directors, stockholders, partners, trustees, or other duly authorized acting body or person on the part of the Subscriber, has been duly executed by an authorized officer or representative of the Subscriber, and is a legal, valid, and binding obligation of the Subscriber enforceable in accordance with its terms.

     8. Further Assurances - Revocation. The Subscriber agrees to execute any and all further documents necessary or advisable in connection with his/her/its purchase of the Units. Further, Subscriber agrees that he/she/it may not cancel, terminate or revoke this Agreement, which shall survive the death or disability of the Subscriber and shall be binding upon the Subscriber's heirs, executors, administrators, successors and assigns.

     9. Miscellaneous.


          (a) All notices or other communications given or made hereunder shall be in writing and shall be personally delivered, sent by facsimile transmission with a confirming copy sent by overnight courier or mailed by registered or certified mail, return receipt requested, postage prepaid, to the Subscriber or to the Company at the respective addresses set forth herein. Each such notice of consent shall for all purposes of the Agreement be treated as being effective or having been given when delivered.

          (b) This Agreement shall be governed by and construed in accordance with the laws of the State of Texas applicable to contracts made and wholly performed in that state.

          (c) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and may be amended only by a writing executed by the party to be bound thereby.

          (d) The registration rights of the Subscriber under this Agreement are transferable; provided, however, that the Company is given written notice by the Subscriber at the time of such transfer stating the name and address of the transferee and identifying the number of shares of Common Stock with respect to which the

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               rights  under this  Agreement  are being  assigned  and  provided further that the transferee agrees in writing to acquire and hold such shares of Common Stock subject to the provisions of this Agreement.

          (e) Section 3 of this Agreement may not be amended or terminated, except pursuant to a written consent of Subscribers owning at least a majority of the Securities.


                            [signature page follows]

        THIS SUBSCRIPTION AGREEMENT SHALL NOT BECOME BINDING UNLESS THIS
                    SUBSCRIPTION IS ACCEPTED BY THE COMPANY.

         Dated: ________, 2001.

                                          -------------------------------------
                                          Signature


                                          -------------------------------------
                                          Name Typed or Printed, Title


                                          -------------------------------------
                                          Entity Name

                                          -------------------------------------
                                          Address

                                          -------------------------------------
                                          City, State and Zip Code

                                          -------------------------------------
                                          (Area Code) Telephone Number

                                          -------------------------------------
                                          (Area Code) Facsimile Number

                                          -------------------------------------
                                          Tax Identification or Social
                                          Security Number


          The Subscription Agreement is accepted as of _______________, 2001.


                                          PREFERRED VOICE, INC.


                                           By:
                                              ---------------------------------

                                           Its:
                                               --------------------------------

                                           Address:
                                           6500 Greenville Avenue, Suite 570
                                           Dallas, Texas  75206
                                           214-265-9663 Facsimile Number

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


                                    EXHIBIT A

                        ACCREDITED INVESTOR QUESTIONNAIRE

     The undersigned (the "Subscriber") represents and warrants to Preferred Voice, Inc., in connection with its purchase securities to be issued by Preferred Voice, Inc., that Subscriber is one or more of the following (please check appropriate box):

[ ]   (1)      A bank as  defined in section  3(a)(2) of the  Securities  Act of
               1933, as amended (the "Act"), acting either in its individual or fiduciary capacity.

[ ]   (2)      A savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act, acting either in its individual or fiduciary capacity.

[ ]   (3)      A broker or  dealer  registered  pursuant  to  section  15 of the
               Securities Exchange Act of 1934, as amended.

[ ]   (4)      An insurance company as defined in section 2(13) of the Act.

[ ]   (5)      An investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act of 1940").

[ ]   (6)      A business  development company as defined in section 2(a)(48) of the Investment Company Act of 1940.

[ ]   (7)      A Small Business  Investment  Company  licensed by the U.S. Small
               Business  Administration under section 301(c) or (d) of the Small
               Business Investment Act of 1958.

[ ]   (8)      A plan  established  and  maintained  by a state,  its  political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees and that has total assets in excess of $5,000,000.

[ ]   (9)      An  employee  benefit  plan  within the meaning of Title I of the
               Employee Retirement Income Security Act of 1974 ("ERISA") and (i) the investment decision was made by a plan fiduciary, as defined in section 3(21) of ERISA, which fiduciary is either a bank, savings and loan association, insurance company, or registered investment adviser, (ii) the employee benefit plan has total assets in excess of $5,000,000, or (iii) the employee benefit plan is a self-directed plan and the investment decision in the securities was made solely by persons that are accredited investors.

[ ]    (10)    A private  business  development  company  as  defined in section
               202(a)(22) of the Investment Advisers Act of 1940, as amended.

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[  ]   (11)    A not-for-profit  organization  described in section 501(c)(3) of the Internal Revenue Code of 1986, as amended, that was not formed for the specific purpose of acquiring the securities offered and that has total assets in excess of $5,000,000.

[  ]   (12)    A  corporation,  Massachusetts  or  similar  business  trust,  or partnership that was not formed for the specific purpose of acquiring the securities offered and that has total assets in excess of $5,000,000.

[  ]   (13)    A director,  executive officer,  or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer.

[  ]   (14)    A natural person (i.e., not a corporation,  trust or partnership)
               whose individual net worth (total assets less total liabilities), or joint net worth with Subscriber's spouse, is in excess of $1,000,000.

[  ]   (15)    A  natural  person  who had an  individual  income  in  excess of
               $200,000 in each of the two most recent years or joint income with Subscriber's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

[  ]   (16)    A trust that has total assets in excess of  $5,000,000,  that was not formed for the specific purpose of acquiring the securities offered and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that the person is capable of evaluating the merits and risks of the investment.

[   ]   (17)   An entity in which ALL of the equity  owners  (i.e.,  partners or
               Subscribers) are accredited investors pursuant to any of the preceding paragraphs.

         EXECUTED this _____ day of ______________, 20____.


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